DREYFUS GROWTH AND INCOME FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The net asset value of Dreyfus Growth and Income Fund rose from $17.96 per share on October 31, 1995, to $20.53 per share on October 31, 1996, the close of the Fund's fiscal year reporting period. The total return for your Fund for the fiscal year was 19.41%.* The Standard & Poor's 500 Composite Stock Price Index returned 24.08% for the same period.** Since inception on December 31, 1991, the total return of your Fund, which includes reinvestment of dividends and any capital gains paid, was 89.10%, compared with 92.45% for the Standard & Poor's 500 Composite Stock Price Index.*** The Fund's average annual total return from inception through 10/31/96 is 14.09%. Of course, past performance is no guarantee of future results.
    During the past year, we have managed the Fund conservatively. This can be an advantage in declining markets, but has a price during a bull market. The total return for the Fund for the fiscal year lagged behind the return on the Standard & Poor's 500 Composite Stock Price Index for the fiscal year. The Fund held an above-average cash reserve position for much of the year. The Fund has a substantial investment in convertible bonds and preferred stocks which have some defensive characteristics but often lag a strongly rising market.
    The fiscal year was a period when the fundamental uncertainties were resolved favorably in a number of areas: inflation, interest rates, the budget and profits.
    Following many years of economic expansion, the unemployment rate dropped to a level that had previously been associated with upward pressures on inflation. However, inflation did not surge. Interest rates have been characterized by many months of an unchanged Federal funds rate. Longer-term yields have seen alternating waves of pessimism and optimism, reflecting mood shifts about inflation and economic growth. Profit growth has slowed, but substantial declines have been avoided for most companies. The budget deficit has drifted down over time, in response to sustained economic growth plus some restraint in spending.
    In response to these favorable developments, the valuations on common stocks have moved higher. There is no reason why common stock prices cannot continue to move higher if fundamentals remain favorable, especially if inflation and long-term interest rates remain moderate. However, the margin for error in the stock market has been reduced by the rise in stock prices which has already occurred.
    We believe that the period of strongest earnings growth in the U.S. economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt. The rate of growth of the U.S. economy has decelerated. Many multinational companies have already reaped a significant portion of the profit benefits of the past decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the largest positions in your Fund are companies which we believe have a good chance of sustaining strong earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
    We intend to change the proportion of the portfolio invested in U.S. and foreign stocks, convertible securities and bonds as market conditions dictate. Within the equity portion of the portfolio, we intend to vary the mix of the portfolio among the stocks of small companies, medium-sized companies and large companies, depending on where we believe the most opportunities lie. Similarly, we plan to shift the mix of stocks among different industries depending on our expectations for different sectors.
    We welcome your investment in this Fund. Our goal continues to be generating a favorable yield and providing opportunities for growth in net asset value, over time.
    At this season, we would like to wish you a healthy and prosperous New
Year.
                              Sincerely,
                          (Richard B. Hoey  Signature)
                              Richard B. Hoey
                              Portfolio Manager
November 26, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund, which can invest in both debt and equity securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance, which is composed of only equity securities. ***Fund's share price and investment return fluctuate so you may receive more or less than your original cost upon redemption.

DREYFUS GROWTH AND INCOME FUND, INC.                 OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH AND INCOME FUND, INC. AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

$19,245
Standard & Poor's 500
Composite Stock Price
Index*
Dollars
$18,910
Dreyfus Growth and
Income Fund
*Source: Lipper Analytical Services, Inc.
Average Annual Total Returns

                        One Year Ended                                         From Inception (12/31/91)
                       October 31, 1996                                           to October 31, 1996
                     ____________________                                    ____________________________
                            19.41%                                                        14.09%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 12/31/91 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, which can invest in both equity and debt securities, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance comprised solely of common stocks. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS                                                                                      OCTOBER 31, 1996
Common Stocks-62.0%                                                                              Shares            Value
                                                                                              ____________      ____________
 Basic and Process Industries-5.8%   AlliedSignal...........................                   200,000         $  13,100,000
                                     Champion International.................                   300,000            13,050,000
                                     Crompton & Knowles.....................                   265,000             4,770,000
                                     duPont (EI) de Nemours.................                   100,000             9,275,000
                                     Hercules...............................                   300,000            14,287,500
                                     Industrial Flexible Material...........                   725,000 (a,e)          ___
                                     Olin...................................                   140,000             5,950,000
                                     Praxair................................                   100,000             4,425,000
                                     Raychem................................                   199,000            15,546,875
                                     Rohr...................................                    70,500             1,304,250
                                     Union Carbide..........................                   250,000            10,656,250
                                     Weyerhaeuser...........................                   350,000            16,056,250
                                     Witco..................................                   350,000            10,850,000
                                                                                                                ____________
                                                                                                                 119,271,125
                                                                                                                ____________
  Capital Goods-4.5%                 Albany International, Cl. A............                   500,000            11,250,000
                                     Boeing.................................                   200,000            19,075,000
                                     Cooper Industries......................                   300,000            12,075,000
                                     Perkin-Elmer...........................                   250,000            13,406,250
                                     Potash Saskatchewan....................                    90,000             6,378,750
                                     Thiokol................................                   130,000             5,443,750
                                     York International.....................                   525,000            25,396,875
                                                                                                                 ___________
                                                                                                                 93,025,625
                                                                                                                 ___________
  Consumer-10.2%                     ADT Limited............................                 1,030,000 (a)        20,342,500
                                     Authentic Fitness......................                   395,400             4,398,825
                                     Dal-Tile...............................                   550,000 (a)         9,625,000
                                     Ford Motor.............................                   300,000 (a)         9,375,000
                                     General Motors.........................                   150,000             8,081,250
                                     General Nutrition......................                   900,000 (a)        16,425,000
                                     Harcourt General.......................                   110,000             5,472,500
                                     Metromail..............................                   250,000 (a)         4,593,750
                                     Nabisco Holdings, Cl. A................                 1,000,000            37,250,000
                                     OfficeMax..............................                 2,100,000 (a)        28,350,000
                                     Omnicom Group..........................                   400,000            19,900,000
                                     PepsiCo................................                   250,000             7,406,250
                                     Philip Morris Cos......................                   150,000            13,893,750
                                     Thrifty Payless Holdings...............                   825,000            17,634,375
                                     Wal-Mart Stores........................                   300,000             7,987,500
                                                                                                                 ___________
                                                                                                                 210,735,700
                                                                                                                 ___________
  Energy-4.5%                        Amerada Hess...........................                   300,000            16,612,500
                                     Louisiana Land & Exploration...........                   200,000            11,375,000
                                     Murphy Oil.............................                   200,000             9,875,000
                                     Occidental Petroleum...................                   700,000            17,150,000
                                     Pennzoil...............................                    50,000             2,550,000
                                     UGI ...................................                   820,000            19,372,500
                                     Union Pacific Resources Group..........                   569,389            15,658,203
                                                                                                                 ___________
                                                                                                                  92,593,203
                                                                                                                 ___________

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
Common Stocks (continued)                                                                     Shares                Value
                                                                                           ____________         ____________
  Financial-3.7%                     Bank of Boston.........................                   500,000        $   32,000,000
                                     Chase Manhattan........................                   200,000            17,150,000
                                     Federal National Mortgage Association..                   400,000            15,650,000
                                     Fleet Financial Group..................                   250,000            12,468,750
                                     Mortgage Information...................                   245,959 (a,c,e)        ____
                                                                                                                 ___________
                                                                                                                  77,268,750
                                                                                                                 ___________
  Health Care-7.9%                   A.L. Pharmaceutical, Cl. A.............                   379,200             4,740,000
                                     Algos Pharmaceutical...................                   290,000             3,625,000
                                     Baxter International...................                   300,000            12,487,500
                                     Biogen.................................                   500,000 (a)        37,250,000
                                     Columbia/HCA Healthcare................                   225,000             8,043,750
                                     Fuisz Technologies.....................                   200,000 (a)         1,625,000
                                     Gilead Sciences........................                   175,000             4,090,625
                                     Guidant................................                   200,000             9,225,000
                                     Heartport..............................                   275,000 (a)         7,253,125
                                     Johnson & Johnson......................                   300,000            14,775,000
                                     Manor Care.............................                   325,000            12,756,250
                                     Sandoz ................................                    37,240            42,891,320
                                     St. Jude Medical.......................                   100,000             3,950,000
                                                                                                                 ___________
                                                                                                                 162,712,570
                                                                                                                 ___________
  Insurance-3.0%                     American International Group...........                   150,000            16,293,750
                                     American Reinsurance...................                   300,000            19,312,500
                                     CIGNA..................................                    75,000             9,787,500
                                     EXEL...................................                   150,000             5,700,000
                                     Everest Reinsurance Holdings...........                   430,000            10,965,000
                                                                                                                 ___________
                                                                                                                  62,058,750
                                                                                                                 ___________
  Media/Entertainment-7.1%           Comcast, Cl. A.........................                   885,000            13,053,750
                                     Disney (Walt)..........................                   150,000             9,881,250
                                     Grand Casinos..........................                   400,000 (a)         5,950,000
                                     Infinity Broadcasting, Cl. A...........                   225,000 (a)         6,525,000
                                     International Game Technology..........                 1,000,000            21,125,000
                                     Metromedia International Group.........                 1,300,000 (a)        12,837,500
                                     Tele-Comm Liberty Media Group, Cl. A...                   400,000            10,300,000
                                     Time Warner............................                 1,200,000            44,700,000
                                     Viacom, Cl. A..........................                   225,000 (a)         7,340,625
                                     Viacom, Cl. B..........................                   500,000 (a)        16,312,500
                                                                                                                 ___________
                                                                                                                 148,025,625
                                                                                                                 ___________
  Mining and Metals-.8%              Brascan................................                   800,000            17,100,000
                                                                                                                 ___________
  Real Estate-2.1%                   CBL Associates Property................                   400,000             9,450,000
                                     Crescent Real Estate Equities..........                   230,100             9,606,675
                                     Host Marriott..........................                   550,000             8,456,250
                                     Patriot American Hospitality...........                   171,900             6,037,988
                                                       Rouse                                   400,000            10,150,000
                                                                                                                 ___________
                                                                                                                  43,700,913
                                                                                                                 ___________
  Technology-5.3%.                   Bay Networks ..........................                   150,000 (a)         3,037,500

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
Common Stocks (continued)                                                                   Shares                 Value
                                                                                          ___________          _____________
  Technology (continued)             Computer Sciences......................                   475,000 (a)     $  35,268,750
                                     Electronic Data Systems................                   250,000 (a)        11,250,000
                                     Informix...............................                   550,000 (a)        12,203,125
                                     Intel..................................                   150,000            16,481,250
                                     Thermo Electron........................                   671,861            24,522,927
                                     Unilever A.D.R.........................                    45,000             6,879,375
                                                                                                                ____________
                                                                                                                 109,642,927
                                                                                                                ____________
  Telecommunications-1.8%            MFS Communications.....................                   321,624 (a)        16,121,403
                                     SBC Communications.....................                   350,000            17,018,750
                                     Viatel.................................                   400,000 (a)         4,800,000
                                                                                                                ____________
                                                                                                                  37,940,153
                                                                                                                ____________
  Transportation-2.5%                AMR....................................                   210,800 (a)        17,707,200
                                     Canadian Pacific.......................                   550,000            13,887,500
                                     Teekay Shipping........................                   260,900             8,120,512
                                     Union Pacific..........................                   200,000            11,225,000
                                                                                                                ____________
                                                                                                                  50,940,212
                                                                                                                ____________
  Utilities-2.8%                     Entergy................................                   600,000            16,800,000
                                     GTE....................................                   400,000            16,850,000
                                     Texas Utilities........................                   600,000            24,300,000
                                                                                                                ____________
                                                                                                                  57,950,000
                                                                                                                ____________
                                     TOTAL COMMON STOCKS
                                       (cost $1,145,033,175)................                                  $1,282,965,553
                                                                                                              ==============
Convertible Preferred Stocks-9.5%
Basic and Process Industries-.7%     International Paper, Cum., $2.625......                   300,000 (b)    $   14,325,000
                                                                                                                ____________
  Energy -1.9%                       NorAm Financing, Cum., 6.25%...........                   200,000            12,750,000
                                     Occidental Petroleum, Cum., $3.875.....                   300,000 (b)        17,625,000
                                     Western Gas Resources, Cum., $2.625....                   228,000             8,037,000
                                                                                                                ____________
                                                                                                                  38,412,000
                                                                                                                ____________
  Financial-1.5%                     Banco Commercial Portugues, Ser. A., 8%                   286,000            14,532,375
                                     Sakura Bank, .75%......................                       270 (b)        15,540,010
                                                                                                                ____________
                                                                                                                  30,072,385
                                                                                                                ____________
  Insurance-1.0%                     Allstate, Cum., $2.30..................                   185,000             9,180,625
                                     SunAmerica, Cum., $3.188...............                   300,000 (b)        11,250,000
                                                                                                                ____________
                                                                                                                  20,430,625
                                                                                                                ____________
  Media/Entertainment-1.2%           SFX Broadcasting, Cum., 6.50%.............                147,500 (b)         8,186,250
                                     Station Casinos, 7%.......................                200,000            10,200,000
                                     TCI Communications, Ser. A, $2.125........                200,000             7,412,500
                                                                                                                ____________
                                                                                                                  25,798,750
                                                                                                                ____________
  Real Estate-.7%                    Merry Land & Investment, Ser. C, 8.60%....                295,000             7,743,750
                                     Tanger Factory, Ser. A, Cum., $1.802......                299,800             6,520,650
                                                                                                                ____________
                                                                                                                  14,264,400
                                                                                                                ____________

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
Convertible Preferred Stocks (continued)                                                         Shares           Value
                                                                                             ______________    _____________
  Telecommunications-2.5%            AirTouch Communications, Ser. C, 4.25%....                     50,000     $   2,318,750
                                     MFS Communications, 8%....................                    575,000        49,881,250
                                                                                                                ____________
                                                                                                                  52,200,000
                                                                                                                ____________
                                     TOTAL CONVERTIBLE PERFERRED STOCKS
                                       (cost $164,591,447).....................                               $  195,503,160
                                                                                                                ============
                                                                                          Principal
Convertible Corporate Notes & Bonds-15.3%                                                   Amount
                                                                                         _________________
  Capital Goods-.6%                  Liebert, Sub. Deb.,
                                       8%, 11/15/2010..........................             $   3,900,000      $  12,874,875
  Consumer-2.8%                      Home Depot, Sub. Notes,                                                    ____________
                                       3.25%, 10/1/2001........................                20,000,000         20,050,000
                                     Pep Boys, Sub. Notes,
                                       Zero Coupon, 9/20/2011..................                25,000,000         13,968,750
                                     Staples, Sub. Deb.,
                                       4.50%, 10/1/2000............                            15,000,000 (b)     15,825,000
                                     Sunglass Hut International, Sub. Notes,
                                       5.25%, 6/15/2003........................                11,000,000 (b)      8,305,000
                                                                                                                ____________
                                                                                                                  58,148,750
                                                                                                                ____________
  Energy-.7%                         ENRON, Exchangeable Notes,
                                       6.25%, 12/13/1998.......................                   615,000         15,067,500
                                                                                                                ____________
  Foreign Government-.3%             Republic of Italy, Sub. Deb.,
                                       5%, 6/28/2001...........................                 6,000,000          6,097,500
                                                                                                                ____________
  Health Care-.8%                    Sandoz Capital, Sub. Deb.,
                                       2%, 10/6/2002...........................                 6,500,000 (b)      7,158,125
                                     Tenet Healthcare, Sub. Deb.,
                                       6%, 12/4/2005...........................                 8,000,000          8,210,000
                                                                                                                ____________
                                                                                                                  15,368,125
                                                                                                                ____________
  Insurance-.7%                      Nac Re, Sub. Deb.,
                                       5.25%, 12/15/2002.......................                 8,050,000          7,939,313
                                     Trenwick, Sub. Deb.,
                                       6%, 12/15/1999..........................                 6,000,000          6,540,000
                                                                                                                ____________
                                                                                                                  14,479,313
                                                                                                                ____________
  Media/Entertainment-1.0%           Telecommunications, Sub. Deb.,
                                       4.50%, 2/15/2006........................                25,000,000         20,093,750
                                                                                                                ____________
  Mining and Metals-.3%              Inco, Yankee Deb.,
                                       5.75%, 7/1/2004.........................                 5,750,000          7,000,625
                                                                                                                ____________
  Real Estate-.9%                    Liberty Property Trust, Sub. Deb.,
                                       8%, 7/1/2001............................                 4,800,000          5,184,000
                                     Rouse, Sub. Deb.,
                                       5.75%, 7/23/2002........................                 6,000,000          6,045,000
                                     Sizeler Properties, Sub. Deb.,
                                       8%, 7/15/2003...........................                 8,000,000          6,920,000
                                                                                                                ____________
                                                                                                                  18,149,000
                                                                                                                ____________

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
                                                                                            Principal
Convertible Corporate Notes & Bonds (continued)                                              Amount                Value
                                                                                          ________________     _______________
  Technology-6.7%                    Broadband Technologies, Sub. Notes,
                                       5%, 5/15/2001...........................           $  5,000,000 (b)     $   3,950,000
                                     First Financial Management, Sr. Deb.,
                                       5%, 12/15/1999..........................             30,000,000            56,775,000
                                     Seagate Technology, Sub. Deb.,
                                       5%, 11/1/2003...........................              6,000,000 (b)        15,315,000
                                     Softkey International, Sub. Deb.,
                                       5.50%, 11/1/2000........................             20,750,000 (b)        17,430,000
                                     Spectrumholobtye, Sub. Deb.,
                                       6.50%, 9/15/2002........................              4,400,000 (b)         2,860,000
                                     Thermo Electron, Euro. Sub. Deb.,
                                       4.25%, 1/1/2003.........................             37,000,000 (b)        41,763,750
                                                                                                               _____________
                                                                                                                 138,093,750
                                                                                                               _____________
  Telecommunications-.5%             U.S. West, Exchangeable Notes,
                                       7.625%, 12/15/1998..........                            345,000            10,436,250
                                                                                                               _____________
  Transportation-.0%                 Campagnie Nationale Air France,
                                       Sub. Deb.,
                                       4%, 1/1/2000................                            893,193 (e)           174,305
                                                                                                               _____________
                                     TOTAL CONVERTIBLE CORPORATE  NOTES
                                       AND BONDS
                                       (cost $277,671,962).........                                           $  315,983,743
                                                                                                               =============
Short-Term Investments-11.5%
   U.S. Treasury Bills:              5.14%, 11/7/1996                                       $  483,000        $      482,633
                                     5.15%, 11/14/1996.........................             48,495,000 (d)        48,410,134
                                     5.11%, 11/21/1996.........................              2,892,000             2,884,220
                                     5.07%, 11/29/1996.........................              3,334,000             3,321,431
                                     5.19%, 12/5/1996..........................             11,340,000            11,286,475
                                     5.06%, 12/12/1996.........................             93,403,000            92,870,603
                                     5.22%, 1/2/1997...........................             11,532,000            11,433,863
                                     4.885%, 1/9/1997..........................             37,242,000            36,887,084
                                     5.36%, 1/16/1997..........................             15,691,000            15,525,303
                                     5.30%, 1/23/1997..........................              1,720,000             1,700,168
                                     5.34%, 1/30/1997..........................             14,179,000            14,001,195
                                                                                                               _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $238,798,677).....................                                $ 238,803,109
                                                                                                               =============
TOTAL INVESTMENTS (cost $1,826,095,261)........................................                   98.3%       $2,033,255,565
                                                                                                  =====       ==============
CASH AND RECEIVABLES (NET).....................................................                    1.7%         $ 35,197,493
                                                                                                  =====       ==============
NET ASSETS.....................................................................                  100.0%      $2,068,453,058
                                                                                                  =====       ==============

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     OCTOBER 31, 1996
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Security exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
         October 31, 1996, these securities amounted to $179,533,135 or approximately 8.7% of net assets.
    (c)  Investment in non-controlled affiliate (cost $275,959)-See note 1(d).
    (d)  Partially held by brokers as collateral or open short positions.
    (e)  Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $174,305 represent approximately
         .01% of net assets.
                                                        Acquisition        Purchase        Percentage of
Issuer                                                      Date            Price           Net Assets            Valuation*
                                                     _______________      ____________     ______________        _____________
    Campagnie Nationale Air France, Sub. Deb.,
         4%, 1/1/2000.......................             5/4/1993           $  .19            $  .01%                 cost
    Mortgage Information....................            5/18/1987             1.12              0.00%                 zero
                                                         2/1/1988             1.12
                                                       12/13/1988             1.12
    Industrial Flexible Material............            3/31/1993             5.00               0.00%                zero
    *The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
STATEMENT OF SECURITIES SOLD SHORT
Common Stocks                                                                                Shares                Value
                                                                                          _____________      _______________
  International Paper
    (proceeds $8,326,247)...................................................                 210,000           $  8,977,500
                                                                                            ________           ============


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           OCTOBER 31, 1996
                                                                                                    Cost              Value
                                                                                                ______________      ______________
ASSETS:                          Investments in securities-See Statement of Investments        $1,826,095,261       $2,033,255,565
                                 Cash....................................................                               74,487,415
                                 Receivable for investment securities sold...............                                5,469,609
                                 Receivable from subscriptions to Common Stock                                              25,100
                                 Receivable from brokers for proceeds on securities
                                 sold short..............................................                                8,326,247
                                 Dividends and interest receivable.......................                                5,232,460
                                 Net unrealized appreciation on forward currency exchange
                                 contracts-Note 4(a).....................................                                  522,361
                                 Prepaid expenses........................................                                   78,884
                                                                                                                    ______________
                                                                                                                     2,127,397,641
                                                                                                                    ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           1,383,717
                                 Securities sold short, at value (proceeds $8,326,247) -
                                 see statement..........................................                                 8,977,500
                                 Payable for investment securities purchased                                            48,206,525
                                 Payable for Common Stock redeemed......................                                   134,979
                                 Accrued expenses ......................................                                   241,862
                                                                                                                    ______________
                                                                                                                        58,944,583
                                                                                                                    ______________
NET ASSETS..................................................................                                        $2,068,453,058
                                                                                                                    ==============
REPRESENTED BY:                  Paid-in capital........................................                             1,598,490,837
                                 Accumulated undistributed investment income-net                                         4,247,348
                                 Accumulated net realized gain (loss) on investments and
                                 foreign currency transactions..........................                               258,684,259
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                      207,030,614
                                                                                                                       ___________
NET ASSETS..................................................................                                        $2,068,453,058
                                                                                                                     =============

SHARES OUTSTANDING
(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                           100,767,100

NET ASSET VALUE, offering and redemption price per share ...................                                                $20.53
                                                                                                                          ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $210,290 foreign taxes
                                     withheld at source)....................                    $  27,137,112
                                 Interest ..................................                       26,980,686
                                                                                               ______________
                                     Total Income...........................                                         $  54,117,798
EXPENSES:                        Management fee-Note 3(a)...................                       14,416,346
                                 Shareholder servicing costs-Note 3(b)......                        4,611,467
                                 Custodian fees.............................                          230,038
                                 Prospectus and shareholders' reports.......                          165,539
                                 Dividends on securities sold short.........                          154,650
                                 Directors' fees and expenses-Note 3(c).....                           70,689
                                 Registration fees..........................                           69,172
                                 Professional fees..........................                           65,813
                                 Miscellaneous..............................                           65,498
                                                                                               ______________
                                     Total Expenses.........................                                            19,849,212
                                                                                                                       ___________
INVESTMENT INCOME-NET.......................................................                                            34,268,586
                                                                                                                       ___________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions
                                       Long transactions....................                     $252,344,038
                                       Short sale transactions..............                       (2,522,040)
                                 Net realized gain on financial futures.....                        3,130,875
                                 Net realized gain on forward currency
                                     exchange contracts.....................                        3,864,872
                                                                                                _____________
                                     Net Realized Gain (Loss)...............                                           256,817,745
                                 Net unrealized appreciation (depreciation) on
                                     investments, securities sold short and
                                     foreign currency transactions .........                                            42,647,165
                                                                                                                    ______________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         299,464,910
                                                                                                                    ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $333,733,496
                                                                                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended                Year Ended
                                                                                     October 31, 1996         October 31, 1995
                                                                                    ___________________       __________________
OPERATIONS:
    Investment income-net...............................................                $   34,268,586           $  43,552,097
    Net realized gain (loss) on investments.............................                   256,817,745              50,663,363
    Net unrealized appreciation (depreciation) on investments...........                    42,647,165             116,586,263
                                                                                       _______________           ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations...                   333,733,496             210,801,723
                                                                                       _______________           ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                   (31,664,919)            (47,077,166)
    Net realized gain on investments....................................                   (49,168,158)            (17,083,782)
                                                                                       _______________           ______________
      Total Dividends...................................................                   (80,833,077)            (64,160,948)
                                                                                       _______________           ______________
CAPITAL STOCK TRANSACTIONS :
    Net proceeds from shares sold.......................................                   535,580,601             311,302,461
    Dividends reinvested................................................                    77,406,742              61,009,090
    Cost of shares redeemed.............................................                  (560,806,153)           (473,314,270)
                                                                                       _______________           ______________
      Increase( Decrease) in Net Assets from Capital Stock Transactions.                    52,181,190            (101,002,719)
                                                                                       _______________           ______________
          Total Increase (Decrease) in Net Assets.......................                   305,081,609              45,638,056
NET ASSETS:
    Beginning of Period.................................................                 1,763,371,449           1,717,733,393
                                                                                       _______________           ______________
    End of Period.......................................................                $2,068,453,058          $1,763,371,449
                                                                                       ===============           ==============
Undistributed investment income-net.....................................                 $   4,247,348          $    1,643,681
                                                                                       _______________           ______________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                    26,977,092              18,271,501
    Shares issued for dividends reinvested..............................                     4,123,044               3,697,330
    Shares redeemed.....................................................                   (28,518,323)            (27,976,446)
                                                                                       _______________           ______________
      Net Increase (Decrease) in Shares Outstanding.....................                     2,581,813              (6,007,615)
                                                                                       ===============           ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended October 31,
                                                            __________________________________________________________________
PER SHARE DATA:                                               1996          1995          1994            1993         1992(1)
                                                             ________    _________     _________       _________     _________

    Net asset value, beginning of period.........            $17.96       $16.49        $16.86          $13.89        $12.50
                                                             ________    _________     _________       _________     _________
    Investment Operations:
    Investment income-net........................               .35          .44           .34             .38           .19
    Net realized and unrealized gain (loss)
      on investments.............................              3.05         1.67          (.34)           2.95          1.38
                                                             ________    _________     _________       _________     _________
    Total from Investment Operations.............              3.40         2.11           --             3.33          1.57
                                                             ________    _________     _________       _________     _________
    Distributions:
    Dividends from investment income-net.........              (.32)        (.47)         (.33)           (.36)         (.18)
    Dividends from net realized gain on investments            (.51)        (.17)         (.04)            --            --
                                                             ________    _________     _________       _________     _________
    Total Distributions..........................              (.83)        (.64)         (.37)           (.36)         (.18)
                                                             ________    _________     _________       _________     _________
    Net asset value, end of period...............            $20.53       $17.96        $16.49          $16.86        $13.89
                                                             ========    =========     =========       =========     =========
TOTAL INVESTMENT RETURN..........................             19.41%       13.17%          .05%          24.24%        12.57%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets          1.02%        1.05%         1.14%           1.24%         1.02%(2)
    Ratio of dividends on securities sold short to
      average net assets.........................               .01%         .01%          --           --               --
    Ratio of net investment income to average net assets       1.78%        2.55%         2.18%           2.92%         2.30%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........               --            --            --             .04%          .39%(2)
    Portfolio Turnover Rate......................            131.30%      132.46%        97.47%          85.26%       127.24%(2)
    Average commission rate paid(3)..............            $.1073          --            --              --            --
    Net Assets, end of period (000's Omitted)....            $2,068,453   $1,763,371   $1,717,733   $1,165,503      $98,532
    (1)  From December 31, 1991 (commencement of operations) to October 31, 1992.
    (2)  Not annualized.
    (3)  For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share
    for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended October 31, 1996:

                                                                        Shares
                            __________________________________________________________
                            Beginning                                        End of          Dividend          Market
Name of issuer              of period          Purchase        Sale          Period          Income            Value
______________              ___________        _________       _______      __________       __________        ___________

Mortgage
Information                  245,959               ---           ---         245,959           ---              0
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally

DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the lines of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates interest and dividends on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. No expense reimbursement was required pursuant to the Agreement for the period ended October 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 1996, the Fund was charged an aggregate of $2,529,722 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,177,359 for the period ended October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $92,172 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 1996:

                                                                                     Purchases                Sales
                                                                                 ________________      __________________
Long transactions...................................................              $2,227,516,127         $2,309,876,269
Short sale transactions.............................................                  49,165,589             54,969,796
                                                                                 ________________      __________________
    Total ..........................................................              $2,276,681,716         $2,364,846,065
                                                                                 ________________      __________________

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at October 31, 1996, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    The following summarizes open forward currency exchange contracts at October 31, 1996:

                                                          Foreign
                                                          Currency                                                 Unrealized
Forward Currency Sale Contracts:                           Amount               Proceeds           Value          Appreciation
_______________________________                       _______________        _____________     ______________    ______________


Swiss Francs, expiring 11/15/96..........                 20,000,000          $16,000,000         $15,784,074        $215,926
Swiss Francs, expiring 11/25/96..........                 12,000,000            9,596,162           9,480,171         115,991
Swiss Francs, expiring 12/04/96..........                 13,000,000           10,344,553          10,270,996          73,557
Japanese Yen, expiring 11/25/96..........              1,300,000,000           11,553,502          11,436,615         116,887
                                                                                                                    ____________
                                                                                                                     $522,361
                                                                                                                    ============


    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    The Fund may invest in financial futures contracts in order to gain exposure to or to protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or DREYFUS GROWTH AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1996, there were no financial futures contracts outstanding.
    (B) At October 31, 1996, accumulated net unrealized appreciation on investments, securities sold short and forward currency exchange contracts was $207,031,412, consisting of $258,190,399 gross unrealized appreciation and $51,158,987 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS GROWTH AND INCOME FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH AND INCOME FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and securities sold short, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP  Signature Logo)

New York, New York
December 13, 1996


DREYFUS GROWTH AND INCOME FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.457 per share as a long-term capital gain distribution of the $.596 per share paid on December 15, 1995.
    The Fund also designates 21.58% of the ordinary dividends paid during the fiscal year ended October 31, 1996 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1997 of the percentage applicable to the preparation of their 1996 income tax returns.

(Dreyfus Lion D Logo)
DREYFUS GROWTH AND INCOME FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           010AR9610
(Dreyfus Logo)
Growth and
Income Fund, Inc.
Annual Report
October 31, 1996